UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 12, 2012

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-19731 (Commission File Number)	94-3047598 (I.R.S. Employer Identification No.)
333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA (Address of principal executive offices) 94404 (Zip Code)
(650) 574-3000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - REGULATION FD

Item 7.01	Regulation FD Disclosure

On November 12, 2012, at the American Association for the Study of Liver Diseases Liver Meeting 2012, Bristol-Myers Squibb Company presented data from its Phase 2 study evaluating Gilead Sciences, Inc.'s sofosbuvir (also known as GS-7977) in combination with daclatasvir, an investigational NS5A inhibitor, with and without ribavirin, for 12 weeks in gentotype 1 treatment-naïve HCV infected patients. The data showed that 96% (79 of 82) of genotype 1-treatment-naïve HCV infected patients achieved a sustained viral response four weeks (SVR-4) after the completion of a 12 week course of treatment of sofosbuvir and daclatasvir, with or without ribavirin. Of the three patients not achieving an SVR-4, all three subsequently achieved an SVR-12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)
/s/ Brett A. Pletcher
Brett A. Pletcher Senior Vice President and General Counsel

Date:    November 13, 2012